UNITED STATES
                                  -------------
                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                              WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                                 --------------
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported):     March 4, 2004
                                                       -------------


                         ANNTAYLOR STORES CORPORATION
                         ----------------------------
          (Exact name of registrant as specified in its charter)


Delaware                             1-10738                   13-3499319
-----------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
of Incorporation)                                            Identification No.)


                              142 West 57th Street
                            New York, New York 10019
                            ------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)

                                (212) 541-3300
                                --------------
            (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                                --------------
                 (Former Names or Former Addresses, if Changed
                               Since Last Report)


================================================================================

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.
-------       ----------------------------------

              (c)    Exhibits.

                     99.1 Press Release issued by AnnTaylor Stores Corporation on March 4, 2004.


ITEM 9.       REGULATION FD DISCLOSURE.
-------       -------------------------

              AnnTaylor Stores Corporation issued a Press Release, dated March 4, 2004. A copy of the Press Release is appended to this report as
 Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        ANNTAYLOR STORES CORPORATION
                                        ----------------------------


                                        By:  /s/ Barbara K. Eisenberg
                                             ------------------------
                                             Barbara K. Eisenberg
Date:  March 4, 2004                         Senior Vice President,
                                             General Counsel and Secretary











                                     Page 2
================================================================================

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                       Description
----------------------------------------------

99.1     Press Release issued by AnnTaylor Stores Corporation on March 4, 2004.






































                                     Page 3